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                                                                    EXHIBIT 23.3

                           CONSENT OF LEGAL COUNSEL

         We hereby consent to the use of our name and legal opinion in the Form S-1 registration statement of Power Technology, Inc.

Oklahoma City, Oklahoma                  STEPHEN A. ZRENDA, JR., P.C.
November 13, 2000

                                         By: /s/ Stephen A. Zrenda, Jr.
                                             --------------------------
                                                 Stephen A. Zrenda, Jr.


















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